-EQUITY	12 Months Ended
Dec. 31, 2011
-EQUITY

NOTE E—EQUITY

Common Shares

The Company is authorized to issue 100,000,000 shares of $.001 par value stock and as of December 31, 2011 the Company had 36,311,640 shares outstanding.  During 2011 and 2010, the Company issued the following shares of common stock:

During 2011, the only stock activity was for the return of 1,400,000 shares of stock from a consultant who did not perform the agreed upon consulting services (see note G for details of the transaction).

NOTE E—EQUITY (CONT’D)

During 2010, the Company issued 7,562,763 common shares to investors, employees, and consultants.  The shares issued as stock compensation were valued at the fair market value price at date of issuance and were registered securities.  The issuance of the shares and the value is detailed in the following table:

Month/Description of transaction	Number of shares	Price per share	Total Value

March 17, 2010—Officer Stock Bonus	5,000,000	$ 0.0700	$ 350,000
March 24, 2010—Consulting Services	100,000	$ 0.0600	$ 6,000
March 31, 2010—Consulting Services	450,000	$ 0.0400	$ 18,000
August 20, 2010—Debt Conversion	133,333	$ 0.0150	$ 2,000
October 19, 2010—Debt Conversion	540,541	$ 0.0074	$ 4,000
October 27, 2010—Consulting Services	450,000	$ 0.0300	$ 13,500
December 13, 2010—Debt Conversion	888,889	$ 0.0090	$ 8,000
Total	7,562,763		$ 401,500

Preferred Shares

The Company is authorized to issue 5,000,000 shares of $.001 par value, non-voting, convertible preferred shares.  The preferred shares are convertible to common shares at a 1 to 1 ratio.  As of December 31, 2011, the Company had 29,713 preferred shares outstanding.  During 2011 and 2010, the Company did not issue any preferred shares of stock.